GOLDMAN SACHS TRUST

Class A, Class B, Class C, Institutional and Class IR Shares (as applicable) of the

Goldman Sachs Asia Equity Fund

Goldman Sachs N-11 Equity Fund

(the “Funds”)

Supplement dated February 5, 2013 to the Prospectus dated February 28, 2012, as supplemented (the “Prospectus”)

Effective immediately, the following replaces in its entirety the “Portfolio Managers” subsection in the “Goldman Sachs Asia Equity Fund—Summary—Portfolio Management” section of the Prospectus:

Portfolio Managers: Alina Chiew, CFA, Managing Director, has managed the Fund since 2011; and Edward Perkin, CFA, Managing Director, Chief Investment Officer of International and Emerging Markets Equity, has managed the Fund since 2012.

Effective immediately, the following replaces in its entirety the “Portfolio Managers” subsection in the “Goldman Sachs N-11 Equity Fund—Summary—Portfolio Management” section of the Prospectus:

Portfolio Managers: Basak Yavuz, CFA, Executive Director, has managed the Fund since 2013; and Maria Drew, Executive Director, has managed the Fund since 2012.

Effective immediately, the following replaces the information with respect to the Funds in the portfolio management table in the “Service Providers—Fund Managers” section of the Prospectus:

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History
Alina Chiew, CFA Managing Director	Portfolio Manager— Asia Equity	Since 2011	Ms. Chiew serves as Head of Greater China Equity. Ms. Chiew joined the Investment Adviser in 2006. Prior to that she was the head of research with CITIC Frontier China Research since 2004.
Maria Drew Executive Director	Portfolio Manager— N-11 Equity	Since 2012	Ms. Drew is the head of Emerging Europe, Middle East and Africa (EMEA) Equity. She is also a portfolio manager on the European Equity team. She has research responsibility for the Energy sector across both developed and emerging EMEA and the Utilities sector within emerging EMEA. Ms. Drew joined GSAM in April 2008 from Putnam Investments, where she was a senior vice president and co-manager of Putnam’s Global Natural Resources Fund since September 2003.

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History
Edward Perkin, CFA Managing Director, Chief Investment Officer of International and Emerging Markets Equity	Portfolio Manager— Asia Equity	Since 2012	Mr. Perkin joined the Investment Adviser as a research analyst for the U.S. Value Equity team in 2002 and became a portfolio manager in July 2004. He became Head of the European Equity Team in 2008 and Chief Investment Officer of International and Emerging Markets Equity in 2012.
Basak Yavuz, CFA Executive Director	Portfolio Manager— N-11 Equity	Since 2013	Ms. Yavuz is a research analyst on GSAM’s Latin America and Emerging Europe, Middle East and Africa Equity team, covering the Consumer sector. Ms. Yavuz joined the Investment Adviser in September 2011 from HSBC Asset Management, where she spent three and half years as a portfolio manager for frontier markets, focusing on Eastern Europe and Asia. Prior to joining HSBC she was a research analyst at Alliance Bernstein in London from 2001 to 2008, with research responsibility for the Materials sector in Europe, the Middle East and Africa.

For information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds, see the SAI.

This Supplement should be retained with your Prospectus for future reference.

EMEGENSTK 02-13